Exhibit 99.2

Second Quarter 2019 Earnings Presentation August 6, 2019 Stephen I. Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, and certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, Magnolia’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, and the defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 27, 2019. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including EBITDAX, adjusted EBITDAX, adjusted operating margin, adjusted net income and adjusted earnings. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Magnolia excludes certain items from net income in arriving at adjusted operating margin, adjusted net income and adjusted earnings because these amounts can vary substantially from company to company within its industry depending upon accounting methods, book values of assets and the method by which the assets were acquired. Adjusted EBITDAX, adjusted operating margin, adjusted net income and adjusted earnings should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from Adjusted EBITDAX, adjusted operating margin, adjusted net income and adjusted earnings are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted operating margin, Adjusted EBITDAX and adjusted net income may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted operating margin, adjusted operating margin per Boe, adjusted net income, and Adjusted EBITDAX may not be comparable to similar measures of other companies in our industry. An adjusted operating margin per Boe reconciliation is shown on page 7 of the presentation, an Adjusted EBITDAX reconciliation is shown on page 8 of the presentation and Adjusted Net Income reconciliation is shown on page 13. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk and increases optionality
- **Asset Overview:**
  - ~21,500 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading breakevens
  - ~430,000 net acres in the Giddings Field, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

Market Statistics			
Trading Symbol (NYSE)			MGY
Share Price as of 8/5/2019			$9.97
Common Shares Outstanding [(1)]			260.0 million
Market Capitalization			$2.6 billion
Long-term Debt - Principal			$400 million
Total Enterprise Value			$2.9 billion
Operating Statistics	**Karnes**	**Giddings [(2)]**	**Total**
Net Acreage	21,516	428,481	449,997
Q2 2019 Net Production (Mboe/d)	43.8	21.3	65.1

~450,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Bell
Milam
Walker
Burleson
Lee
Bastrop
Austin
Waller
Harris
Colorado
Bexar
Uvalde
Medina
Wilson
Karnes
Gonzales
Calhoun
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile (< 94)
Legacy
0 5 10 20 30 40 50
Miles

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/Bbl WTI)



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

(1) Common Stock outstanding includes Class A and Class B Stock after giving effect to the warrant exchange completed in July 2019.
(2) Includes "other" production not located in the Giddings Field.

3

Magnolia Oil & Gas – 2nd Quarter 2019 Highlights 4 Grew total Company production 4% sequentially to 65.1 Mboe/d (54% oil) Karnes production grew 8% sequentially largely due to new operated & non-op wells turned in-line Oil realizations averaged 107% of WTI for the quarter Generated $182 mm of Adjusted EBITDAX vs. $116 mm of D&C capital expenditures (64%) Expect D&C capital to decline further in the second half of 2019 and, averaging 60% of our full year 2019 Adjusted EBITDAX Ended 2Q19 with $97 mm of cash inclusive of $39 mm spent on acquisitions Successfully completed the exchange of all our outstanding warrants in July Board of Directors authorized an initial share repurchase program of up to 10 mm shares This adds share repurchases as an options for our active use of free cash Repurchases to be executed as deemed appropriate by Company management and based on market conditions and funded with available cash on hand

Magnolia Oil & Gas – Q2 2019 Key Metrics 5 Earnings and EPS (GAAP) (1) Total Production 65.1 Mboe/d (54% oil) Total Net Income & Total Shares (3)(4) $31.3 Million 250.8 Million shares Adjusted EBITDAX (3) $181.7 Million D&C Capex $116.0 Million (64% of Adjusted EBITDAX) $18.5 Million $0.12 per share Oil Realizations (2) $64.13/bbl (107% of WTI) Earnings is attributed to Class A Common Stock only. Based on Average WTI prices for Q2 2019. Adjusted net income and Adjusted EBITDAX are non-GAAP measures. For a reconciliation to the most directly comparable GAAP measure see pages 13 and 8. Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and Class B common stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding.

Magnolia Oil & Gas – Operating Highlights 6 Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended June 30, 2019 For the Quarter Ended March 31, 2019 Production: Oil (MBbls) 3,189 2,906 Natural Gas (MMcf) 10,057 9,763 NGLs (MBbls) 1,060 1,084 Total (Mboe) 5,925 5,617 Average Daily Production: Oil (Bbls/d) 35,044 32,289 Natural Gas (Mcf/d) 110,516 108,478 NGLs (Bbls/d) 11,648 12,044 Total (Mboe) 65,111 62,413 Revenues (in thousands): Oil Sales $204,513 $171,654 Natural Gas Sales 22,590 27,375 NGL Sales 15,855 19,645 Total Revenues $242,958 $218,674 Average Sales Price: Oil (per Bbl) $64.13 $59.07 Natural Gas (per Mcf) 2.25 2.80 NGL (per Bbl) 14.96 18.12 Total (per Boe) $41.01 $38.93 NYMEX WTI ($/Bbl) $59.83 $54.90 NYMEX Henry Hub($/Mcf) 2.64 3.15 Realization to benchmark (1): Oil (per Bbl) 107% 108% Natural Gas (per Mcf) 85% 89% Operating Expenses (in thousands): Lease Operating Expenses $24,895 $21,518 Gathering, Transportation and Processing 7,431 9,315 Taxes Other Than Income 13,091 14,401 Depreciation, Depletion and Amortization 126,102 115,946 Operating Costs (per Boe): Lease Operating Expenses $4.20 $3.83 Gathering, Transportation and Processing 1.25 1.66 Taxes Other Than Income 2.21 2.56 Depreciation, Depletion and Amortization 21.28 20.64

Magnolia Oil & Gas – Margins 7 Adjusted Operating Margin is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” $ / Boe, unless otherwise noted For the Quarter Ended June 30, 2019 For the Quarter Ended March 31, 2019 Revenue $41.01 $38.93 Less: Lease Operating Expenses (4.20) (3.83) Less: Gathering, Transportation & Processing (1.25) (1.66) Less: Taxes Other Than Income (2.21) (2.56) Less: Exploration Expense (0.61) (0.44) Less: General & Administrative Expense (3.22) (2.88) Less: Transaction Related Expense (0.01) (0.06) Cash Operating Margin $29.51 $27.50 Margin % 72% 71% Less: Asset Retirement Obligations Accretion (0.23) (0.24) Less: Depreciation, Depletion, and Amortization (21.28) (20.64) Less: Amortization on Intangible Assets (0.61) (0.65) Operating Margin $7.39 $5.97 Margin % 18% 15% Add: Transaction Related Expense 0.01 0.06 Adjusted Operating Margin (1) $7.40 $6.03 Margin % 18% 15%

Reconciliation of Net Income to Adjusted EBITDAX 8 Includes net income attributable to noncontrolling interest. Transaction related costs incurred related to the execution of our business combination with EnerVest, Ltd. and its affiliates and the Harvest acquisition, including legal fees, advisory fees, consulting fees, accounting fees, employee placement fees, and other transaction and facilitation costs. EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Adjusted EBITDAX reconciliation to net income: For the Quarter Ended June 30, 2019 For the Quarter Ended March 31, 2019 Net income (1) $31,303 $22,713 Exploration expense 3,617 2,476 Asset retirement obligation accretion 1,373 1,328 Depreciation, depletion and amortization 126,102 115,946 Amortization of intangible assets 3,626 3,626 Interest expense 7,299 7,416 Income tax expense 5,145 3,775 EBITDAX (3) $178,465 $157,280 Non-cash stock based compensation expense $3,115 $2,432 Transaction related costs (2) 85 353 Adjusted EBITDAX (3) $181,665 $160,065

Q2 2019 Cash Flow Reconciliation 9 ($ in millions) Cash flow from operations before changes in working capital. Acquisitions include leasehold acquisitions and are net of partner contributions.

Magnolia Oil & Gas – Summary Balance Sheet 10 (in thousands) June 30, 2019 December 31, 2018 Cash $96,709 $135,758 Current assets 133,788 156,601 Property, plant and equipment, net 3,235,266 3,073,204 Other assets 65,369 67,960 Total assets $3,531,132 $3,433,523 Current liabilities $201,131 $197,361 Long-term debt, net 389,225 388,635 Other long-term liabilities 156,628 139,572 Total stockholders' equity 2,784,148 2,707,955 Total liabilities and equity $3,531,132 $3,433,523

Magnolia Oil & Gas – Ownership Summary 11 We have successfully completed the exchange of all the outstanding warrants The exchange simplifies the capital structure and reduced the ultimate potential dilution Below is our ownership summary MGY Summary Ownership % of TSO EnerVest 49% Management & Directors 4% Public Shareholders 47% Total 100%

Cash Flow Since Magnolia’s Inception – Reconciliation 12 Represents cash remaining after cash held in Trust ($656 MM) and proceeds from debt ($400 MM) and equity ($355 MM) issuances were used to pay for the EnerVest acquisition ($1.2 Bn), deferred underwriting comp ($23 MM), debt issuance costs ($23 MM), repayment of the Sponsor Loan ($1 MM), and transaction costs ($31 MM) on July 31st. Includes payment to settle Giddings earnout ($26 MM), offset by cash received in final settlement of EnerVest Acquisition. Acquisitions include leasehold acquisitions and are net of partner contributions. ($ in millions)

Adjusted Net Income Reconciliation 13 Includes net income attributable to noncontrolling interest. Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) Adjusted Net Income For the Quarter Ended June 30, 2019 For the Quarter Ended March 31, 2019 Net income (1) $31,303 $22,713 Adjustments for certain items affecting comparability: Transaction costs 85 353 Tax impact of adjustments (18) (74) Adjusted net income (2) $31,370 $22,992 (in thousands) Total Share Count For the Quarter Ended June 30, 2019 For the Quarter Ended March 31, 2019 Diluted weighted average of Class A Common Stock outstanding during the period 159,057 158,140 Weighted average shares of Class B Common Stock, outstanding during the period (3) 91,790 93,312 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities 250,847 251,452

Magnolia Oil & Gas – Production Results 14 Combined Karnes Giddings & Other Combined Karnes Giddings & Other Three Months Ended June 30, 2019 Three Months Ended March 31, 2019 Production: Oil (MBbls) 3,189 2,797 392 2,906 2,443 463 Natural Gas (MMcf) 10,057 3,761 6,296 9,763 3,861 5,902 NGLs (MBbls) 1,060 561 499 1,084 559 525 Total (Mboe) 5,925 3,985 1,940 5,617 3,645 1,972 Average Daily Production Volume: Oil (MBbls/d) 35.0 30.7 4.3 32.3 27.1 5.2 Natural Gas (MMcf/d) 110.5 41.3 69.2 108.5 42.9 65.6 NGLs (MBbls/d) 11.6 6.2 5.4 12.0 6.2 5.8 Total (MBoe/d) 65.1 43.8 21.3 62.4 40.5 21.9